SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 21, 2003

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) None

(b) None

(c) Exhibit

No.	Description
99.1	Press release issued October 21, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2003, Markel issued a press release announcing a pre-earnings release relating to the results for the third quarter of 2003. A copy of this press release is furnished as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: October 22, 2003	By:	/s/ Darrell D. Martin

Name: Darrell D. Martin Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release issued October 21, 2003